POWER OF ATTORNEY


The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.



                                          /s/G. RICHARD WAGONER, JR.
                                          --------------------------
                                          G. Richard Wagoner, Jr.


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/PERCY N. BARNEVIK
                                          --------------------
                                          Percy N. Barnevik


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/ERSKINE B. BOWLES
                                          --------------------
                                          Erskine B. Bowles


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/JOHN H. BYRAN
                                          ----------------
                                          John H. Bryan


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/ARMANDO M. CODINA
                                          ---------------------
                                          Armando M. Codina


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/ERROLL B. DAVIS, JR.
                                          -----------------------
                                          Erroll B. Davis, Jr.


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/GEORGE M.C. FISHER
                                          ---------------------
                                          George M.C. Fisher


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including her capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/KAREN KATEN
                                          --------------
                                          Karen Katen


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/KENT KRESA
                                          -------------
                                          Kent Kresa


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including her capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/ELLEN J. KULLMAN
                                          -------------------
                                          Ellen J. Kullman


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/PHILIP A. LASKAWAY
                                          ---------------------
                                          Philip A. Laskawy


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including her capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/KATHRYN V. MARINELLO
                                          -----------------------
                                          Kathryn V. Marinello


                                          October 5, 2007
                                          ---------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Martin I. Darvick, Anne T. Larin, Nick S. Cyprus and Christopher T. Hatto, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:


SEC Registration(s) Statement on          Covering
--------------------------------          --------

Form S-8 POS                              Deregistration of General
                                          Motors $1-2/3 par value common stock
                                          for the following Plan:

                                          The GMAC Mortgage Group, Inc.
                                             Savings Incentive Plan


and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.




                                          /s/ECKHARD PFEIFFER
                                          -------------------
                                          Eckhard Pfeiffer


                                          October 5, 2007
                                          ---------------
                                          Date